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                                                                    Exhibit 23.1





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (File Nos. 333-70078 and 333-100051) and S-8 (File Nos. 333-68530, 333-68540, 333-30374 and 333-101031) of eLoyalty Corporation of our
report dated February 19, 2005 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Chicago, Illinois
March 23, 2005